EXHIBIT 10.2(e)


                              HECLA MINING COMPANY

                      NON-QUALIFIED STOCK OPTION AGREEMENT
               (UNDER THE KEY EMPLOYEE DEFERRED COMPENSATION PLAN)


         THIS AGREEMENT, dated as of _________________, 20______, is entered into between Hecla Mining Company, a Delaware corporation (the "Company"), and Ronald W. Clayton, an officer or other key employee of the Company or an affiliate of the Company ("Participant").

         WHEREAS, the Participant has made an irrevocable election in writing under the Hecla Mining Company Key Employee Deferred Compensation Plan (the "Plan") to allocate $___________ of the amount credited to Participant's Investment Account (as defined in the Plan) to the opportunity to have such amount payable in the form of a discounted stock option in accordance with the provisions of the Plan; and

         WHEREAS, the Company, pursuant to the Plan, wishes to grant stock options for the purchase of Common Stock of the Company ("Common Stock"), par value $0.25 per share, to Participant pursuant to the terms and conditions contained in this Agreement and the Plan.

         NOW THEREFORE, in consideration of the premises and agreements set forth herein, the parties hereto hereby agree as follows:

1.       Grant of Option.

         The Company, effective as of the date of this Agreement, hereby grants to Participant the right and option (the "Option") to purchase all or any part of an aggregate of ________ shares of Common Stock (the "Shares") at the price of $_______ per share on the terms and conditions set forth in this Agreement. The Option is not intended to be an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended.

2.       Exercisability and Term of Option.

         (a) The Option may not be exercised prior to ___________, 20____. Commencing on that date, the Option may be exercised, in whole or in part, at any time, or from time to time, by Participant prior to its termination. The Option shall terminate on _____________, 20_____, or such earlier date as prescribed herein.

         (b) Notwithstanding the vesting provision contained in Section 2(a) above, but subject to the other terms and conditions set forth herein, the Option may be exercised, in whole or in part, at any time, or from time to time, following the occurrence of a Change in Control of the Company.

         (c) For the purposes of this Agreement, a "Change in Control" shall be deemed to have occurred upon any of the following events:

                  (i) Any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") becomes the "beneficial owner" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (a) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (a) any acquisition directly from the Company, or approved by the Incumbent Directors, following which such Person owns not more than 40% of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, (b) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities, (c) any acquisition by the Company, (d) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (e) any acquisition pursuant to a transaction which complies with clauses (a), (b), and (c) of subsection (iii) below; or

                  (ii) Individuals who, as of January 1, 2002, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to January 1, 2002, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors then comprising the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                  (iii) Consummation of a reorganization, merger or consolidation (or similar corporate transaction) involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless, immediately following such Business Combination, (a) more than 60% of, respectively, the then outstanding shares of Common Stock and the total voting power of (i) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (ii) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Outstanding Company Common Stock and Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be, were converted pursuant to such Business Combination), and such beneficial ownership of Common Stock or voting power among the holders thereof is in substantially the same proportion as the beneficial ownership of Outstanding Company Common Stock and the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (b) no person (other than any employee benefit plan or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation) is or becomes the beneficial owner, directly or indirectly, of 20% or more of the outstanding shares of Common Stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), unless such acquisition is pursuant to a Business Combination that is an acquisition by the Company or a subsidiary of the Company of the assets or stock of another entity that is approved by the Incumbent Directors, following which such person owns not more than 40% of such outstanding shares and of voting power, and (c) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination; or

                  (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Outstanding Company Common Stock or Outstanding Company Voting Securities as a result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company which reduces the number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional shares of Outstanding Company Common Stock or Outstanding Company Voting Securities that increases the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

3.       Effect of Termination of Employment.

         The Option shall terminate and may no longer be exercised if a Participant ceases to be employed by the Company or an affiliate of the Company, except that:

         (a) If the Company or an affiliate of the Company terminates a Participant's employment for "Cause" (as defined below), Participant may exercise the Option at any time within 30 days following the date of such termination of employment to the extent that the Option was exercisable by Participant on the date such termination. For purposes of this Agreement, Cause shall mean:

                  (i) the willful and continued failure by Participant to substantially perform Participant's duties with the Company or an affiliate of the Company (other than any such failure resulting from Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Participant specifically identifying the manner in which Participant has not substantially performed Participant's duties;

                  (ii) the engaging by Participant in willful misconduct which is demonstrably injurious to the Company or an affiliate of the Company monetarily or otherwise; or

                  (iii) the conviction of Participant of a felony.

         (b) If the Company or an affiliate of the Company terminates Participant's employment for any reason other than by reason of: Cause, "Disability" (as defined below), "Retirement" (as defined below) or death, Participant may exercise the Option at any time within one (1) year after such termination of employment to the extent that the Option was exercisable by Participant on the date of such termination, but not after the expiration of the term of the Option. If Participant is employed by an affiliate of the Company, Participant shall be deemed to be terminated from employment if such affiliate ceases to be an affiliate of the company and Participant does not immediately thereafter become an employee of the Company or other affiliate of the Company. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its affiliates shall not be considered a termination of employment.

         (c) If Participant's employment is terminated by reason of "Disability" or "Retirement" (each as defined below), Participant may exercise the Option at any time within five (5) years after such termination of employment to the extent that the Option was exercisable by participant on the date of such termination, but not after the expiration of the term of the Option. If Participant shall die following any such termination, the Option may be exercised at any time within one (1) year after the date of Participant's death by the personal representatives or administrators of Participant or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution, subject to the condition that the Option shall not be exercisable after the expiration of the term of the Option.

         (d) If Participant should die while in the employ of the Company or an affiliate of the Company, the Option may be exercised at any time within one (1) year after the date of Participant's death, to the extent that the Option was exercisable by Participant on the date of death, by the personal representatives or administrators of Participant or by any person or persons to whom the Option has been transferred by will or the applicable laws of descent and distribution, subject to the condition that the Option shall not be exercisable after the expiration of the term of the Option.

         (e) For purposes of this paragraph 3 and this Agreement:

                  (i) Disability shall mean a period of disability during which Participant qualifies for benefits under the Company's long-term disability plan, or, if Participant does not participate in such a plan, a period of disability during which Participant would have qualified for benefits under such a plan had Participant been a participant in such a plan, as determined in the sole discretion of the Compensation Committee of the Board of Directors of the Company. If the Company does not sponsor such a plan or discontinues to sponsor such a plan, a Disability shall be determined by the Compensation Committee in its sole discretion.

                  (ii) Retirement shall mean retirement from active employment with the Company or an affiliate of the Company at or after age sixty-five (65) or retirement from active employment with the Company or an affiliate of the Company pursuant to the attainment of an early retirement age determined under the early retirement provisions of the applicable pension plan.

4.       Method of Exercising Option.

         (a) Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company, to the attention of the Secretary. Such notice shall state the election to exercise the Option, the number of shares of the Company Common Stock as to which the Option is being exercised and the manner of payment and shall be signed by the person or persons so exercising the Option. The notice shall be accompanied by payment in full of the exercise price for all shares designated in the notice. To the extent that the Option is exercised after Participant's death, the notice of exercise shall also be accompanied by an original copy of a death certificate and appropriate proof of the right of such person or persons to exercise the Option.

         (b) Payment of the exercise price shall be made to the Company through one or a combination of the following methods:

                  (i) delivery of a certified, bank or personal check payable to the Company; or

                  (ii) delivery of shares of Common Stock acquired by Participant more than six (6) months prior to the date of exercise having a "Fair Market Value" (as defined below) on the date of exercise equal to the Option exercise price. Participant shall duly endorse all certificates delivered to the company in blank and shall represent and warrant in writing that Participant is the owner of the shares so delivered, free and clear of all liens, encumbrances, security interests and restrictions. For purposes of this Agreement, Fair Market Value shall mean, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on the Nasdaq Stock Market. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Compensation Committee of the Board of Directors of the Company.

5.       Income Tax Withholding.

         In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option, and in order to comply with all applicable federal, state, and local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, and local income, withholding, social security, payroll or other taxes, which are the sole and absolute responsibility of Participant, are withheld or collected from Participant. The Company is authorized to automatically withhold that number of shares of Company Common Stock, determined by the Fair Market Value of the shares on the date of exercise of the Option, required to pay the applicable withholding taxes in connection with such exercise, unless, prior to the exercise of the Option, the Company receives written notice, addressed to the Secretary of the Company, from Participant indicating that Participant elects to pay the tax withholding amount related to the issuance of shares upon such exercise in cash, and the Company promptly receives such cash payment upon exercise of the Option.

6.       Adjustments.

         In the event that the Compensation Committee of the Board of Directors of the Company shall determine that any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change, effects the shares covered by the Option such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Agreement, then the Compensation Committee shall, in such manner as it may deem equitable, in its sole discretion, adjust any or all of the number and type of shares covered by the Option and the exercise price of the Option.

7.       Securities Matters.

         No shares of Company Common Stock shall be issued hereunder prior to such time as counsel to the Company shall have determined that the issuance of the shares will not violate any federal or state securities or other laws, rules or regulations. The Company shall not be required to deliver any shares of Company Common Stock until the requirements of any federal or state securities or other laws, rules or regulations

(including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

8.       General Provisions.

         (a) Interpretations. This Agreement is subject in all respects to the terms of the Plan. Terms used herein which are defined in the Plan shall have the respective meanings given to such terms in the Plan, unless otherwise defined herein. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan shall govern. Any question of administration or interpretation arising under this Agreement shall be determined by the Compensation Committee of the Board of Directors of the Company, and such determination shall be final, conclusive and binding upon all parties in interest.

         (b) No Rights as a Shareholder. Neither Participant nor Participant's legal representatives shall have any of the rights and privileges of a shareholder of the Company with respect to the shares of Company Common Stock subject to the Option unless and until certificates for such shares of Company Common Stock shall have been issued upon exercise of the Option.

         (c) No Right to Employment. Nothing in this Agreement or the Plan shall be construed as giving Participant the right to be retained as an employee of the Company or any affiliate of the Company. In addition, the Company or an affiliate of the Company may at any time dismiss Participant from employment, free from any liability or any claim under this Agreement, unless otherwise expressly provided in this Agreement.

         (d) Option Not Transferable. The Option shall not be transferable other than by will or by the laws of descent and distribution. During Participant's lifetime the Option shall be exercisable only by Participant or, if permissible under applicable law, by Participant's guardian or legal representative. The Option may not be anticipated, alienated, transferred, encumbered, sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation, or for any other purpose), or subjected to any charge or legal process and any purported sale, assignment, pledge or encumbrance of the Option shall be void and unenforceable against the Company.

         (e) Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of Company Common Stock as will be sufficient to satisfy the requirements of this Agreement.

         (f) Headings. Headings are given to the section and subsections of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this agreement or any provision hereof.

         (g) Governing Law. The internal law, and not the law of conflicts, of the State of Delaware will govern all questions concerning the validity, construction and effect of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                       HECLA MINING COMPANY



                                       By:
                                          -----------------------------------
                                             President or Vice President


                                       -----------------------------------
                                             Participant